                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 5, 2000



                              HELEN OF TROY LIMITED
             (Exact name of registrant as specified in its charter)



           BERMUDA                     0-23312                 74-2692550
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


    ONE HELEN OF TROY PLAZA
         EL PASO, TEXAS                                          79912
(Address of principal executive offices)                       (ZIP Code)


       Registrant's telephone number, including area code: (915) 225-8000

ITEM 5.    OTHER EVENTS.

       On Thursday, October 5, 2000, Helen of Troy Limited issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   EXHIBITS.

     Exhibit No.  Description.
     -----------  ------------

         99.1     Press Release of Helen of Troy Limited dated October 5, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HELEN OF TROY LIMITED



Date:   October 6, 2000             By: /s/ Gerald J. Rubin
                                        -----------------------------
                                    Gerald J. Rubin
                                    Chairman, Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
99.1 --    Press Release of the Company dated October 5, 2000.